EXHIBIT NO. 23




                           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our report dated November 14, 1995, included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-51459, File No. 33-57183, File No. 33-24169 and File No. 33-56509.

                                                       ARTHUR ANDERSEN LLP

   New York, New York
   December 20, 1995